Fully Benefit-Responsive Investment Contracts	12 Months Ended
Dec. 31, 2025
EBP 019
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Fully Benefit-Responsive Investment Contracts	Fully Benefit-Responsive Investment Contracts

The Insight Investment Stable Value Fund within the Master Trust holds a portfolio of synthetic GICs. The Plan owns the underlying assets of the synthetic GICs. These contracts meet the fully benefit-responsive investment contract criteria and therefore are reported at contract value. Contract value is the relevant measure for fully benefit-responsive investment contracts because this is the amount received by participants if they were to initiate permitted transactions under the terms of the Plan. Contract value represents contributions made under each contract, plus earnings, less participant withdrawals and administrative expenses.

The synthetic GICs held by the Plan include wrapper contracts that provide a guarantee that the credit rate will not fall below 0%. Cash flow volatility (for example, timing of the benefit payments) as well as asset underperformance can be passed through to the Plan through adjustments to future contract crediting rates. Formulas are provided in each contract that adjust renewal crediting rates to recognize the difference between the fair value and the book value of the underlying assets. Crediting rates are reviewed periodically for resetting.

The Plan's ability to receive amounts due in accordance with fully benefit-responsive synthetic GICs is dependent on the third-party issuer's ability to meet its financial obligations. The issuer's ability to meet its contractual obligations may be affected by future economic and regulatory developments.

Certain events might limit the ability of the Plan to transact at contract value with the contract issuer. These events may be different under each contract. Examples of such events include the following: (1) the Plan's failure to qualify under Section 401(a) of the Internal Revenue Code ("IRC") or the failure of the trust to be tax-exempt under Section 501(a) of the IRC, (2) premature termination of the contracts, (3) plan termination or merger into an unaffiliated plan, (4) changes to the Plan's prohibition on competing investment options, and (5) bankruptcy of the Plan Sponsor or other Plan Sponsor events (for example, divestitures or spinoffs of a subsidiary) that significantly affect the Plan's normal operations.

No events are probable of occurring that might limit the ability of the Plan to transact at contract value with the contract issuers and that also would limit the ability of the Plan to transact at contract value with the participants.

In addition, certain events allow the issuer to terminate the contracts with the Plan and settle at an amount different from contract value. Those events may be different under each contract. Examples of such events include the following: (1) an uncured violation of the Plan's investment guidelines, (2) a breach of material obligation under the contract, (3) a material misrepresentation, and (4) a material amendment to the agreements without the consent of the issuer.